UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 5, 2007

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip code)

(303) 268-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.  Bankruptcy or Receivership.

On January 5, 2007, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered an order (the “Confirmation Order”) confirming the First Modified Fifth Amended Joint Chapter 11 Plan for Adelphia Communications Corporation (the “Company,” and together with substantially all of its domestic subsidiaries, the “Debtors”) and Certain of its Affiliated Debtors, dated as of January 3, 2007, as Confirmed, with certain rulings relating to the plan having been set forth in the Confirmation Order (as confirmed by the Confirmation Order, the “Plan”).  Copies of the plan and the Confirmation Order are attached as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Effectiveness of the Plan is subject to the expiration of all applicable stays as well as the satisfaction or waiver of the conditions precedent to the occurrence of the Effective Date set forth in Section 12.2 of the Plan.

As of September 30, 2006, the book value of the Company’s and its consolidated subsidiaries’ assets was $15,732,137,000 and liabilities was $17,688,105,000.  As of September 30, 2006, the Company had 228,692,414 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and 25,055,365 shares of Class B Common Stock, par value $0.01 per share, outstanding.

The following is a summary of the material features of the Plan as it was confirmed by the Bankruptcy Court.  This summary highlights only certain provisions of the Plan and is not a complete description of that document.  Therefore, this summary is qualified in its entirety by reference to the Plan.  Capitalized terms used in this report but not specifically defined herein have the meanings ascribed to such terms in the Plan.

Pursuant to the Plan, all cash and TWC Class A Common Stock that is owned of record by the Company, including the right to receive shares deposited in escrow accounts to secure the Company’s indemnification obligations and any post-closing purchase price adjustments, will be distributed to the holders of claims against the Company and/or its Affiliated Debtors or to certain distribution trusts established for the benefit of such holders of claims and holders of equity interests in the Company, subject to the reserves specified in the Plan.

Grouping of Debtors

The Plan groups the ACC Debtors together solely for purposes of describing treatment under the Plan, confirmation of the Plan and making Plan Distributions in respect of Claims against and Equity Interests in the ACC Debtors under the Plan, and the Subsidiary Debtors together solely for purposes of describing treatment under the Plan, confirmation of the Plan and making Plan Distributions in respect of Claims against and Equity Interests in the Subsidiary Debtors under the Plan.

Claims Against Subsidiary Debtors (other than Bank Claims)

Allowed Claims against the Subsidiary Debtors will be Paid in Full, including simple interest (at 8% per annum for Trade Claims and Other Unsecured Claims, and otherwise at the Applicable Contract Rate, except that the CVV interests issuable in respect of FPL Note Claims entitle holders to distributions (if any) in an amount reflecting accrued Default Rate Interest) from the Commencement Date to the Effective Date, subject (x) to specified “give-ups” in varying amounts of Plan Consideration which will be transferred to the creditors of the ACC Debtors and (y) the deduction of fees that may be payable to various ad hoc committees associated with each Class.  Creditors of the Subsidiary Debtors may be repaid these “give-ups” (plus interest at specified rates) and deducted fees (if any) from recoveries obtained by the Contingent Value Vehicle (if any) and, in certain cases, releases from Identified Sources.

The “give-ups” in the Plan include:  (i) $800 million from amounts otherwise allocable to the Arahova Notes (of which up to $125 million may be repaid from “Identified Sources”); (ii) $85 million from amounts otherwise allocable to the FrontierVision Holdco Notes; (iii) $16 million from amounts otherwise allocable to the Olympus Notes; (iv) $6.2 million from amounts otherwise allocable to the FPL Note; (v) $39.2 million from amounts otherwise allocable to Subsidiary Debtor Trade Claims (which is subject to an Earn Back Right); and (vi) $6.8 million from amounts otherwise allocable to Subsidiary Debtor Other Unsecured Claims (which is subject to an Earn Back Right).

The Plan is conditioned on the Plan Administrator, as of the Effective Date or immediately thereafter, being in a position to distribute to the holders of Claims against the ACC Debtors the ACC Effective Date Settlement Distribution of $1.13 billion, comprised of (i) the Initial ACC Settlement Consideration, the Arahova Initial Advance, the Arahova Additional Settlement Give Up and, if applicable, the Additional Incremental ACC Settlement Consideration, and (ii) proceeds from Identified Sources (in excess of amounts necessary to satisfy the Arahova Initial Advance Right) and Third Party Give Ups, provided that the amounts specified in clause (ii) will be, in the aggregate, at least $270 million.

The Plan sets the Deemed Value of the TWC Class A Common Stock held by the Company at $5.4 billion.  Pursuant to the Plan, a  True-Up Reserve will also be created to adjust the number of shares of TWC Class A Common Stock to be issued to creditors of the Subsidiary Debtors to reflect an increase of up to $6.5 billion or a decrease of up to 20% in the value of the TWC Class A Common Stock during a 60-day period that begins on the first business day that is 60 days after the Effective Date.

Claims Against and Equity Interests in ACC Debtors

Senior creditors of the ACC Debtors holding Allowed Claims will receive:  (1) the $1.13 billion of settlement consideration described above (unless the Settlement Consideration Condition is waived); (2) net proceeds from the residual assets available for distribution after funding all other distributions and reserves under the Plan; (3) proceeds from Remaining Assets; and (4) interests in the Contingent Value Vehicle.

Holders of ACC Subordinated Note Claims, ACC Existing Securities Law Claims, Preferred Stock Interests and Equity Interests in ACC will receive junior interests in the Contingent Value Vehicle.

Bank Claims

All Bank Claims are deemed to be Disputed and are subject to disallowance in whole or in part.

Notwithstanding their status as Disputed Claims, each Class of Bank Claims will have their claims Provisionally Allowed and receive Payment in Full in Cash on the Effective Date of all outstanding principal and all accrued interest at the non-default interest rate calculated as set forth in the DIP Order, subject to (a) disgorgement of any such distributions upon the entry of a Final Order directing the return of some or all of such distribution and (b) for Bank Claims in the Syndicate Claims Classes that are not also treated as Administrative Agent Claims or Non-Administrative Agent Claims under the Plan, a withholding of a pro rata share (based on the principal amount of such claims) of the $20 million portion of the LIF that is being funded by the Bank Claim holders (in exchange for, among other things, the provisions of the Plan providing that Administrative Agents in the Administrative Agent Classes and the FrontierVision Bank Claims Class will not withhold Plan Distributions from any Accepting Bank Class and will release Bank Lenders in the Bank Syndicate Claims Class and the FrontierVision Banks Claims Class in any such accepting class from any obligation for reimbursement and indemnification of expenses under the applicable Prepetition Credit Agreement).  The Plan provides that any Class of Bank Claims accepting the Plan (it should be noted that all Classes of Bank Claims have voted to accept the Plan) will be deemed to have waived, among other things, (x) any Claim or entitlement to additional interest (including through their irrevocable withdrawal of the appeal of the Bankruptcy Court’s decision on grid interest rights), (y) post-Effective Date fees and expenses (provided that (i) such holders will be entitled to payment of fees and expenses from their respective LIFs as described below and (ii) such waived claims for fees and expenses may be asserted as Defensive Claims), and/or (z) any affirmative recovery for indemnification, and will be deemed to have agreed to comply with any disgorgement order directed to it.  Bank Claims relating to pre-Effective Date fees will be Provisionally Allowed and paid in full in cash on the Initial Distribution Date, subject to the Debtors’ receipt of invoices (or, as applicable, estimates) therefor and right to object thereto in accordance with the procedures specified in Section 5.2(c)(ii)(B) of the Plan.  Subject to any disgorgement order, JPMC will be entitled to a Litigation Indemnification Fund of $7.5 million, CIBC will be entitled to a Litigation Indemnification Fund of $100,000 and the FrontierVision Lenders will be entitled to a Litigation Indemnification Fund of $900,000 in respect of the FrontierVision Credit Agreement.

Accepting Classes of Co-Borrowing Banks will be entitled to share in a $78 million litigation indemnification fund, which would be allocated to separate funds as follows: (x) each of Class SD 3CA, SD 3OA, and SD 3UA will be entitled to a separate LIF of $21 million, with (i) all Bank Lender Post-Effective Date Fee Claims of Wachovia in Classes SD 3CWach and SD 3OWach also payable from the LIF allocated to Wachovia in Class SD 3UA, (ii) all Bank Lender Post-Effective Date Fee Claims of BMO in Classes SD 3CBMO and SD 3UBMO also payable from the LIF allocated to BMO in Class SD 3OA, and (iii) all Bank Lender Post-Effective Date Fee Claims of BOFA in Classes SD 3OBOFA and SD 3UBOFA also payable from the LIF allocated to BOFA in Class SD 3CA; (y) Classes SD 3CN, SD 3ON, and SD 3UN collectively will be entitled to the Non-Administrative Agents LIF of $12 million in the aggregate, and (z)  Classes SD 3CS, SD 3OS, and SD 3US collectively will be entitled to the Bank Syndicate LIF of $3 million in the aggregate, provided however, (i) the Non-Administrative Agents LIF will be sub-allocated, evenly per capita, among each of the Non-Administrative Agents in Accepting Bank Classes, (ii) the Non-Administrative Agents LIF will be administered according to the terms of a protocol agreed to by the Non-Administrative Agents, and (iii) the Bank Syndicate LIF shall be administered in accordance with a ruling by the Bankruptcy Court or a court of competent jurisdiction following the Effective Date.  Each LIF will be increased by the interest earned on the funds in such LIF, minus any applicable taxes and fees.  In addition, the Bankruptcy Court determined that the Debtors are required to reserve an additional $700,000 for post Effective Date Fees and expenses of Calyon.

 The Global Settlement contained in the Plan represents a compromise of all issues related to the Inter-Creditor Dispute.  All issues related to the Inter-Creditor Dispute will be deemed fully settled and compromised, and all proceedings relating to the Inter-Creditor Dispute will be deemed dismissed with prejudice, in each case, as of the Effective Date.

Item 3.03.  Material Modification to Rights of Security Holders.

Pursuant to the Plan, all issued and outstanding securities of the Company will automatically be cancelled on the Effective Date and the holders of such securities will be entitled to any distributions provided for in the Plan in respect of such securities.

Item 5.01. Changes in Control of Registrant.

After implementation of the Plan, only one share of Class A Common Stock of the Company will be outstanding and it will be held in the ACC Stock Distribution Trust with the Plan Administrator as trustee.

Item 8.01.  Other Events.

On January 8, 2007, the District Court for the Southern District of New York (the “District Court”) completed the forfeiture to the United States of property formerly owned  by members of the Rigas family and entities owned or controlled by them (the “Rigas Family”), namely:  (a) all but two of the managed cable entities (Coudersport Television Cable Co. and Bucktail Broadcasting Corp.), (b) certain specified real estate and other property, and (c) all securities in the Company directly or indirectly owned by the Rigas Family (the “Forfeited Property”).  Pursuant to court orders entered by the District Court, on March 29, 2006, July 28, 2006, January 4, 2007 and January 8, 2007, the Forfeited Property was transferred to certain subsidiaries of Adelphia Cablevision, LLC, a wholly owned subsidiary of the Company, free and clear of all liens, claims, encumbrances and adverse interests, subject to the limitations and conditions set forth in the orders.   On January 9, 2007, the Company paid to the United States $199,894,558 of the $715 million settlement payment provided for in accordance with the terms of the Non-Prosecution Agreement.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 2.1	First Modified Fifth Amended Joint Chapter 11 Plan for Adelphia Communications Corporation and Certain of its Affiliated Debtors, dated as of January 3, 2007, as Confirmed.

Exhibit 2.2	Order Confirming First Modified Fifth Amended Joint Chapter 11 Plan for Adelphia Communications Corporation and Certain of its Affiliated Debtors, dated January 5, 2007.

Exhibit 99.1	Press release of the Company dated January 5, 2007.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected sources and uses of cash, income tax positions, indemnification obligations and any post-closing purchase price adjustments related to the sale of substantially all of the Company’s and its subsidiaries’ assets to Time Warner NY Cable LLC and Comcast Corporation on July 31, 2006 (the “Sale Transaction”), settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”) and future course of the Company’s pending bankruptcy proceeding, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions, are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include the potential costs and impacts of the transactions and obligations associated with the Sale Transaction, whether and on what timetable a plan of reorganization under Chapter 11 of the Bankruptcy Code will be consummated, whether all of the transactions contemplated by the settlements with the SEC and the U.S. Attorney are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the sale of the Company’s assets and those discussed under Item 1A, “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006 and in the Company’s Second Disclosure Statement Supplement, filed with the Bankruptcy Court on October 16, 2006, which is available in the investor relations section of the Company’s website at www.adelphia.com.  Information contained on the Company’s Internet website is not incorporated by reference into this report.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2007	ADELPHIA COMMUNICATIONS CORPORATION
(Registrant)

	By:	/s/ Connie Campbell
	Name:	Connie Campbell
	Title:	Senior Vice President - Finance

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	First Modified Fifth Amended Joint Chapter 11 Plan for Adelphia Communications Corporation and Certain of its Affiliated Debtors, dated as of January 3, 2007, as Confirmed.

Exhibit 2.2	Order Confirming First Modified Fifth Amended Joint Chapter 11 Plan for Adelphia Communications Corporation and Certain of its Affiliated Debtors, dated January 5, 2007.

Exhibit 99.1	Press release of the Company dated January 5, 2007.